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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 1, 2000
                                                         ----------------



                              ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-23413                                           94-3123681
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(Commission File Number)                       (IRS Employer Identification No.)


4545 Horizon Hill Blvd., San Antonio, Texas                 78229
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (210) 949-8200
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              (Registrant's Telephone Number, Including Area Code)


            11550 I.H. 10 West, Suite 100, San Antonio, Texas 78230
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        On November 1, 2000, ILEX Oncology, Inc. issued a press release announcing its third quarter results of operations. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7 (c). Exhibits.

        Exhibit 99.1 Press Release dated November 1, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ILEX ONCOLOGY, INC.



                                         By  /s/ Gregory L.  Weaver
                                             -----------------------------------
                                             Gregory L.  Weaver
                                             Vice President and Chief Financial
                                             Officer


DATE: November 1, 2000

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Press Release dated November 1, 2000.